Jubak Global Equity Fund
a series of the Investment Managers Series Trust

Supplement dated October 6, 2010 to the
Prospectus dated June 30, 2010

The following paragraph replaces the first paragraph under the heading “Dividends and Distributions” on page 16 of the Prospectus:

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Please file this Prospectus Supplement with your records.